EXHIBIT 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the annual report of CapTerra Financial Group, Inc. (the “Company”) on Form 10-K as filed with the Securities and Exchange Commission (the “Report”), I, James W Creamer III, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 15, 2009	/s/ James W Creamer III
James W Creamer III
Chief Executive and Chief Financial Officer